                                                            EXHIBIT 10.1(b)

                          AFFIRMATION OF SECURITY DOCUMENTS

     The undersigned, who are the authorized signatories of RCC NETWORK, INC., RCC PAGING, INC., RCC WIRELESS COMPANY AND MRCC, INC. (each a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES"), do hereby certify that they are Subsidiaries of Rural Cellular Corporation, a Minnesota corporation (the "Borrower").

     In connection with the execution and delivery of the Second Amendment to Loan Agreement dated as of even date herewith (the "AMENDMENT") by and among the Borrower, the Banks signatories thereto (collectively, and together with each other financial institution which subsequently becomes a 'Bank' under the Loan Agreement as such term is defined therein, the "Banks"), BankBoston, N.A. and St. Paul Bank for Cooperatives, as co-agents (collectively, in such capacity, the "CO-AGENTS"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (the "ADMINISTRATIVE AGENT"), the undersigned hereby further certify and agree with the Administrative Agent, the Co-Agents and the Banks that:

     1. In connection with the Loan Agreement, the Subsidiaries of the Borrower have executed and delivered to the Administrative Agent on behalf of the Banks various Security Documents, including, without limitation, (a) that certain Subsidiary Guaranty of RCC Network, Inc. dated as of May 1, 1997 (the "RCC NETWORK GUARANTY"); (b) that certain Subsidiary Guaranty of RCC Paging, Inc. dated as of May 1, 1997 (the "RCC PAGING GUARANTY"); (c) that certain Subsidiary Guaranty of RCC Wireless Company dated as of May 1, 1997 (the "RCC WIRELESS GUARANTY"); (d) that certain Subsidiary Guaranty of MRCC, Inc. dated as of May 1, 1997 (the "MRCC GUARANTY," and collectively with the RCC Network Guaranty, the RCC Paging Guaranty and the RCC Wireless Guaranty, the "GUARANTIES"); (e) that certain Subsidiary Security Agreement of RCC Network, Inc. dated as of May 1, 1997; (f) that certain Subsidiary Security Agreement of RCC Paging, Inc. dated as of May 1, 1997; (g) that certain Subsidiary Security Agreement of RCC Wireless Company dated as of May 1, 1997; and (h) that certain Subsidiary Security Agreement of MRCC, Inc. dated as of May 1, 1997. Items (a) through (h) above are hereinafter referred to, collectively, as the "PRIOR SECURITY DOCUMENTS."

     2. The security interest in the Collateral granted to the Administrative Agent for the benefit of itself and the Banks under the Prior Security Documents is hereby confirmed and reaffirmed.

     3. The Prior Security Documents, including the Guaranties, remain in full force and effect as of the date hereof and are enforceable in accordance with their respective terms.

     4. Each Subsidiary hereby consents to and acknowledges the Amendment and agrees that it shall remain bound by the Prior Security Documents to which it is a party and further agrees that the "Obligations" guaranteed by the Guaranties include, without limitation, the Obligations as modified by the Amendment

     5. Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.


                 [THE REMAINDER OF THIS PAGE INTENTIALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$26,285,714.28                                                 DECEMBER 30, 1997



     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of THE TORONTO-DOMINION BANK (hereinafter, together with its successors and.assigns, called the "BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of TWENTYSIX MILLION TWO HUNDRED EIGHTY-FIVE THOUSAND SEVEN HUNDRED FOURT'EEN AND 28/100s DOLLARS ($26,285,714.28) of United States funds, or, if less so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time converted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuner does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Banks portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.


     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO TBE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.

                              AMENDED AND RESTATED NOTE


$20,571,428.57                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of BANKBOSTON, N.A. (hereinafter, together with its successors and assigns, called the . ("BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of TWENTY MILLION FIVE HUNDRED SEVENTY-ONE T'HOUSAND FOUR HUNDRED TWENTY-EIGHT AND 57/100s DOLLARS ($20,571,428.57) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorney's fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$18,857,142.86                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of COBANK (hereinafter, together with its successors and assigns, called the "BANK"'), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of EIGHTEEN MILLION EIGHT HUNDRED FIFTY-SEVEN THOUSAND ONE HUNDRED FORTY-TWO AND 86/100s DOLLARS ($18,857,142.86) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment demand, notice of nonpayment or dishonor,. protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

    The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

    Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.


     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$20,571,428.57                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of ST. PAUL BANK FOR COOPERATIVES (hereinafter, together with its successors and assigns, called the "BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of TVWENTY MILLION FIVE HUNDRED SEVENTY-ONE THOUSAND FOUR HUNDRED TWENTY-EIGHT AND 57/100s DOLLARS ($20,571,428.57) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor,. protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.


     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE

$17,142,857.14                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of MERITA BANK LTD NEW YORK BRANCH (hereinafter, together with its successors and assigns, called the "BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of SEVENTEEN MILLION ONE HUNDRED FORTY-TWO THOUSAND EIGHT HUNDRED FIFTYSEVEN AND 14/100s DOLLARS ($17,142,857.14) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right . of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be constructed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.


     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF  THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$18,857,142.86                                               DECECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of FLEET NATIONAL BANK (hereinafter, together with its successors and assigns, called the "BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of EIGHTEEN MILLION EIGHT HUNDRED FIFTY-SEVEN THOUSAND ONE HUNDRED FORTY-TWO AND 86/100s DOLLARS ($18,857,142.86) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest shall bear interest at the Default Rate as provided in the Loan Agreement

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time construed for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the -actual rate of interest on account of the Loans outstanding hereunder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY T'BE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$18,857,142.86                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of FIRST NATIONAL BANK OF MARYLAND (hereinafter, together with its successors and assigns, called the "Bank"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of EIGHTEEN MILLION EIGHT HUNDRED FIFTY- SEVEN THOUSAND ONE HUNDRED FORTYTWO AND 86/100s DOLLARS ($18,857,142.86) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "LOAN AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuder does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSURANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              AMENDED AND RESTATED NOTE


$18,857,142.86                                                 DECEMBER 30, 1997


     FOR VALUE RECEIVED, the undersigned, RURAL CELLULAR CORPORATION, a Minnesota corporation (the "BORROWER"), promises to pay to the order of SOCIETE GENERALE, NEW YORK BRANCH (hereinafter, together with its successors and assigns, called the "BANK"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of EIGHTEEN MILLION EIGHT HUNDRED FIFTY-SEVEN THOUSAND ONE HUNDRED FORTY-TWO AND 86/100s DOLLARS ($18,857,142.86) of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

     Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (as modified, amended and supplemented from time to time, the "Loan AGREEMENT") dated as of May 1, 1997 herewith among the Borrower, the Bank, the other financial institutions which are from time to time parties thereto and Toronto Dominion (Texas), Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

     The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

     The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

     The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

     No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contacted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereuner does not exceed the maximum amount permitted under Applicable Law.

     All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other person or entities, hereby waive presentment for payment demand, notice of nonpayment or dishonor, protest and notice of protest. -

     No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

     The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

     Time is of the essence of this Note.

     This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

     This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     THIS NOTE IS ONE OF SEVERAL PROMISSORY NOTES WHICH AMENDS AND RESTATES CERTAIN PROMISSORY NOTES MADE AND GIVEN BY THE BORROWER PURSUANT TO THE LOAN AGREEMENT AND DOES NOT REPRESENT A NOVATION THEREOF OR THE INDEBTEDNESS EVIDENCED THEREBY.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]